                                               Exhibit Index

AMERICAN CENTURY MUNICIPAL TRUST

EXHIBIT     DESCRIPTION

EX-99.a1     Amended and Restated Agreement and Declaration of Trust, dated
March 26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 43 to the
Registration Statement of the Registrant on September 28, 2004, File No.
2-91229, and incorporated herein by reference).

EX-99.a2     Amendment No. 1 to the Amended and Restated Agreement and
Declaration of Trust, dated June 30, 2005 (filed as Exhibit a2 to Post-Effective
Amendment No. 46 to the Registration Statement of the Registrant on July 28,
2005, File No. 2-91229, and incorporated herein by reference).

EX-99.a3     Amendment No. 2 to the Amended and Restated Agreement and
Declaration of Trust, dated December 12, 2005 (filed as Exhibit 1(c) to the
Registration Statement on Form N-14 of the Registrant on December 22, 2005, File
No. 2-91229, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 44 to the Registration Statement of
the Registrant on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Declaration of Trust, appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX of Registrant's
Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005 (filed as Exhibit d to
Post-Effective Amendment No. 46 to the Registration Statement of the Registrant
on July 28, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.d2   Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated March 30, 2006.

EX-99.e    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated March 30, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.g1   Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc., File No. 2-14213, on February
28, 1997, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated
August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust, File No.
2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with The Chase
Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective
Amendment No. 2 to the Registration Statement of American Century Variable
Portfolios II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.g4   Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated May 1, 2004 (filed as
Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5   Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6   Registered Investment Company Custody Agreement with Goldman,
Sachs & Co., dated February 6, 2006 (filed as Exhibit 6 to Post-Effective
Amendment No. 49 to the Registration Statement of the Registrant on March 9,
2006, File No. 2-91229, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with American Century Services
Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective
Amendment No. 33 to the Registration Statement of American Century Government
Income Trust, File No. 2-99222, on July 31, 1997, and incorporated herein by reference).

EX-99.h2   Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit b9b to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998, and
incorporated herein by reference).

EX-99.h3   Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds, File No. 2-82734, on December
29, 2000, and incorporated herein by reference).

EX-99.h4   Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust, File No. 2-99222, on July 31, 2001, and
incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant,
File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc., File No. 333-46922, on December 23, 2002, and
incorporated herein by reference).

EX-99.h9    Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Amendment No. 9 to the Transfer Agency Agreement with American
Century Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11   Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC, dated September 29, 2005 (filed as Exhibit h11 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.h12   Amendment No. 11 to the Transfer Agency Agreement with American
Century Services, LLC, dated March 30, 2006.

EX-99.h13   Credit Agreement with JPMorgan Chase Bank, as Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement of American Century Target Maturities
Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h14   Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h15   Customer Identification Program Reliance Agreement, dated August
26, 2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the
Registration Statement of American Century Asset Allocation Portfolios, Inc.,
File No. 333-116351, on September 1, 2004, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel, dated March 9, 2006 (filed as
Exhibit i to the Registration Statement on Form N-14 of the Registrant on March
9, 2006, File No. 2-91229, and incorporated herein by reference).

EX-99.j1   Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated March 28, 2006.

EX-99.j2   Power of Attorney, dated December 2, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.j3   Secretary's Certificate, dated December 2, 2005 (filed as Exhibit
j3 to Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.m1   Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Target
Maturities Trust, File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust, File No. 2-99222, on July 31, 2001, and
incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on June 28, 2002, and incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement of the
Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 42 to the Registration Statement of the
Registrant, File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc., File No. 33-19589, on April 29, 2004,
and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and
incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 29, 2005 (filed as Exhibit
m17 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated March 30, 2006.

EX-99.m11  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m12  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated as of February 27, 2004 (filed as
Exhibit m18 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m13  Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m14    Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m15    Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m16   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m17   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m18   Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m19   Amendment No. 1 the Master Distribution and Individual
Shareholder Services Plan (B Class), dated as of February 27, 2004 (filed as
Exhibit m20 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m20   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration Statement of American Century
Investment Trust on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m21   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m22   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m23   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m24   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m25   Master Distribution and Shareholder Services Plan (Advisor
Class), dated August 1, 1997, (filed as Exhibit m18 to Post-Effective Amendment
No. 32 to the Registration Statement of American Century Target Maturities Trust
on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m26   Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m27   Amendment No. 1 to Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m28    Amendment No. 2 to Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement of the American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m29    Amendment No. 3 to Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2005, File No. 2-94608, and incorporated herein by reference).

EX-99.m30    Amendment No. 4 to Master Distribution and Shareholder Services
Plan (Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m31    Amendment No. 5 to Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration Statement of American Century Government
Income Trust on July 28, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.m32    Amendment No. 6 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated September 29, 2005 (filed electronically as
Exhibit m8 to Post-Effective Amendment No. 41 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.n1     Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds, File No.
2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2     Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant, File No. 2-91229, on December
23, 2002, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations,
Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4     Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement of American Century Mutual Funds, Inc.,
File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust, File No.
33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment
No. 20 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10    Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11   Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12   Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).